Exhibit 99.1

Financial
Projections
 Summary for
Nexia Holdings

Nexia Holdings Capital Needs Summary for Remainder 2006 and 2007

	Four Months	Year	Combined
	to 12/31/2006	2007	Total

Holding Company and Rental Operations Projected Cash Needs
EXPENSES
$80,000 x 4 months 2006 and 12 months 2007	320,000	960,000	1,280,000
REVENUES
Projected cash revenue	(181,000)	(435,000)	(616,000)
HOLDING COMPANY AND RENTAL OPERATIONS CASH NEEDS	139,000	525,000	664,000

Landis Operations Projected Cash Needs
EXPENSES
Existing salon, S.L.C.	464,000	1,494,000	1,958,000
Expansion salon (start operating 04/01/2007)	-	710,000	710,000
Expansion salon (start operating 10/01/2007)	-	265,000	265,000
TOTAL LANDIS GROSS EXPENSES	464,000	2,469,000	2,933,000
REVENUES
Existing Salon, S.L.C.	(554,000)	(1,834,000)	(2,388,000)
Expansion salon starting 04/01/07	-	(765,000)	(765,000)
Expansion salon starting 10/01/07	-	(285,000)	(285,000)
TOTAL LANDIS PROJECTED NET REVENUE (less discounts/refunds)	(554,000)	(2,884,000)	(3,438,000)
LANDIS OPERATIONS CASH NEEDS	(90,000)	(415,000)	(505,000)

Black Chandelier Operations Projected Cash Needs
EXPENSES
Studio operations	93,500	330,000	423,500
Existing Store, Trolley	98,000	190,000	288,000
Existing Store, Gateway	168,000	350,000	518,000
Expansion store (Fashion Place - start opr. 12/01/06)	42,000	425,000	467,000
Expansion store (Riverwood - start opr. 11/15/06)	33,000	190,000	223,000
Expansion store (Boise - start operating 03/01/07	-	385,000	385,000
Expansion store, 04/01/07		216,000	216,000
Expansion store, 06/01/07		168,000	168,000
Expansion store, 08/01/07		120,000	120,000
Expansion store, 10/01/07	-	72,000	72,000
TOTAL BLACK CHANDELIER GROSS EXPENSES	434,500	2,446,000	2,880,500
REVENUES
Studio operations	(7,000)	(20,000)	(27,000)
Existing store, Trolley	(142,000)	(427,000)	(569,000)
Existing store, Gateway	(320,000)	(800,000)	(1,120,000)
Expansion store, Fashion Place, 12/01/06	(70,000)	(745,000)	(815,000)
Expansion store, Riverwood, 11/15/06	(55,000)	(325,000)	(380,000)
Expansion store, Boise, 03/01/07	-	(650,000)	(650,000)
Expansion store, 04/01/07	-	(360,000)	(360,000)
Expansion store, 06/01/07	-	(280,000)	(280,000)
Expansion store, 08/01/07		(200,000)	(200,000)
Expansion store, 10/01/07	-	(120,000)	(120,000)
TOTAL BLACK CHANDELIER PROJECTED NET REVENUE (less discounts/refunds)	(594,000)	(3,927,000)	(4,521,000)
BLACK CHANDELIER CASH NEEDS	(159,500)	(1,481,000)	(1,640,500)

Expansion of Retail Operations Setup and Starting Costs
Two Black Chandelier stores in 2006 Fashion Place and Riverwood	525,000		525,000
Five Black Chandelier stores 2007 including Boise	-	1,308,333	1,308,333
Two Landis salons in 2007	-	705,000	705,000
TOTAL EXPANSION COSTS FOR NEW LOCATIONS	525,000	2,013,333	2,538,333

Cash Needs Summary
Holding Company and Rental Operations	139,000	525,000	664,000
Landis salons	(90,000)	(415,000)	(505,000)
Black Chandelier retail stores	(159,500)	(1,481,000)	(1,640,500)
Expansion of retail operations costs	525,000	2,013,333	2,538,333

CAPITAL NEEDED	Remainder of 2006	2007	TOTAL
	414,500	642,333	1,056,833

Nexia Expansion Needs Summary

REVENUE (Based On 4 Stores at End of 2006 and 5 Additional Rolling Out During 2007)

2006
Projected 2006 Annual Net Revenue for Black Chandelier: $866,550
Projected 2006 Annual Net Revenue for Landis: $1,384,000
Projected 2006 Annual Net Revenue for Holding Company and Rental Operations: $213,600

2007
Projected 2006 Annual Net Revenue for Black Chandelier: $3,600,000
Projected 2007 Annual Net Revenue for Landis: $2,884,000
Projected 2006 Annual Net Revenue for Holding Company and Rental Operations: $435,000

EXPANSION COSTS

Black Chandelier Expansion Location Cost: $262,500
Landis Expansion Location Cost: $352,000

EXPANSION SUMMARY

During the years 2007 - 2009, the Black Chandelier brand will expand its operations into as many as 50 retail mall locations throughout the country. Current 2007 financial projections include only 7 stores at the end of 2007, which is very conservative.

•	Manufacturing relationships have been setup with textile providers all over the world.
•	Internal manufacturing processes have been streamlined and metrics have been created to measure their efficiency.
•	Key staff members have been identified, employment agreements have been put into place, and their contributions have been backed up with recovery plans.
•	Agreements with the largest mall owners in the world have been initiated, and the order of rollout and location of the top 20 malls have been identified.
•
Black Chandelier intends to rollout additional product lines throughout its retail stores. This increases its net profit margin by not having to buy these same product types from third party providers.

•	Majority of the capital needs for expansion are for inventory and equipment.

BLACK
CHANDELIER

Black Chandelier
Profit & Loss
January through August 2006

Jan - Aug 06
Ordinary Income/Expense
Income
4090 · Service Income	160.00
4112 · Sales Discounts Trolley	-493.74
4150 · Interest Income	105.48
4000 · Sales
4110 · Sales Returns & Allowances	-2,026.32
Coupon Sales	-2,708.50
Sales- Lemon
Sales- LWL	125.00
Sales- LWT	183.50
Sales- LM	156.22
Total Sales- Lemon	464.72
Sales - Customized	240.00
Sales - BC
Sales - BCDL	92.40
Sales - BCAcc
Sales- Vending Machine	639.40
Sales- Girls (Kids)	120.00
Sales- Shoes	50.00
Sales - BCAcc - Other	2,181.81
Total Sales - BCAcc	2,991.21
Sales - BCMT	11,056.92
Sales - BCStat	793.41
Sales - BCWB	2,553.37
Sales - BCWT	13,671.30
Total Sales - BC	31,158.61
Sales - JG
Sales - JGWJ	130.00
Sales - JGMJ	364.24
Sales - JGWB	541.52
Sales - JGWD	526.54
Sales - JGWT	1,194.72
Total Sales - JG	2,757.02
4000 · Sales - Other	243,519.50
Total 4000 · Sales	273,405.03
4115 · Sales Discounts LA Store	-627.90
Total Income	272,548.87
Cost of Goods Sold
5000 · Cost of Goods Sold	47,313.47
Total COGS	47,313.47
Gross Profit	225,235.40
Expense
6006 · Accounting Expense	325.00
6008 · Advertising Expense	13,565.69
6012 · Alarm Expense	890.08
6022 · Auto Expense	568.54
6022-1 · Auto Expense - Porsche	321.00
6030 · Bank Fees Expense	233.58
6037 · Business Promotion	12,171.80
6040 · Cash Over/Short	-860.48
6045 · Computer-related Exp	476.01
6065 · Contract Labor	3,627.78
6084 · Credit Card Processing fees	4,012.95
6092 · Decor
6092-2 · Decor - Gateway	3,786.38
6092-1 · Decor - Trolley	690.03
Total 6092 · Decor	4,476.41
6098 · Gateway Lease Expense	500.00
6120 · Late Fees & Finance Chrgs	177.79
6122 · Interest Expense	1,868.24
6122-1 · Interest Exp - Porsche	-366.43
6130 · Insurance - Liability
6130-1 · Liability Insurance - Trolley	475.00
6130-2 · Liability Insurance - Gateway	833.70
Total 6130 · Insurance - Liability	1,308.70
6131 · Insurance - Auto	977.87
6131-1 · Insurance - Auto - Porsche	1,466.80
6170 · License Fees	1,116.55
6170-1 · License - Rec Vehicles & Porsch	716.00
6180 · Repairs & Maintenance
6180-2 · Repair & Maintenance - Gateway	44.43
6180-1 · Repairs & Maintenance - Trolley	174.19
6180 · Repairs & Maintenance - Other	789.50
Total 6180 · Repairs & Maintenance	1,008.12
6190 · Meals & Entertainment	994.82
6193 · Mileage Reimbursement	158.35
6195 · Miscellaneous Expenses	502.42
6198 · Office-related Expense	1,359.68
6199 · Parking - Employee	670.00
6199-1 · Parking - Validation - Gateway	80.00
6214 · Payroll
6217 · Wages - Gateway	9,392.44
6215 · Wages - Studio	60,432.25
6216 · Wages - Trolley	35,875.95
Total 6214 · Payroll	105,700.64
6225 · Payroll Tax Expense	14,172.04
6230 · Postage & Shipping Expense	4,766.32
6233 · Product Development Expense	109.10
6245 · Personal Prop Tax Exp	163.00
6250 · Rent
6250-3 · Rent - Gateway Store	7,637.49
6250-2 · Rent - Trolley Square Store	10,599.91
6250-1 · Rent - Studio	7,840.00
Total 6250 · Rent	26,077.40
6258 · Samples Expense	834.52
6260 · Service Expense	25.00
6262 · Small Equipment	707.42
6267 · Supplies
6267-1 · Studio Supplies	2,107.20
6267-3 · Store Supplies - Gateway	979.95
6267-2 · Store Supplies - Trolley	2,825.16
Total 6267 · Supplies	5,912.31
6270 · Telephone Expense	1,275.29
6280 · Travel
6281 · Travel - Airfaire	292.20
6284 · Travel - Meals & Entertainment	8.98
6283 · Travel - Auto	95.08
Total 6280 · Travel	396.26
6292 · Utilities
6292-3 · Utilities - Gateway	63.22
6292-2 · Utilities - Trolley Store	1,866.55
6292 · Utilities - Other	1,844.32
Total 6292 · Utilities	3,774.09
6300 · Web Page Expense	1,403.49
Total Expense	217,664.15
Net Ordinary Income	7,571.25
Other Income/Expense
Other Income
4160 · Other Income	400.50
Total Other Income	400.50
Other Expense
9800 · Void Checks	0.00
Total Other Expense	0.00
Net Other Income	400.50
Net Income	7,971.75

Projected Numbers - 09/01 to 12/31/2006
								Trolley		Fashion				COMBINED
			Percent	Trolley	Percent	Gateway	Percent	and	Percent	Place	Percent	Riverwood	Percent	TOTAL	Percent
		Studio	of Net	Retail	of Net	Retail	of Net	Gateway	of Net	Retail	of Net	Retail	of Net	FOUR	of Net
ACCOUNT	DESCRIPTION	Opertions	Sales	Store	Sales	Store	Sales	Combined	Sales	Store	Sales	Store	Sales	MONTHS	Sales
SALES		(7,000)	100.00%	(142,000)		(320,000)	100.00%	(462,000)	100.00%	(70,000)	100.00%	(55,000)	100.00%	(594,000)	100.00%

COST OF GOODS SOLD		3,500	-50.00%	46,860	-33.00%	105,600	-33.00%	152,460	-33.00%	23100	-33.00%	18150	-33.00%	197,210	-33.20%

GROSS PROFIT		(3,500)	50.00%	(95,140)	67.00%	(214,400)	67.00%	(309,540)	67.00%	(46,900)	67.00%	(36,850)	67.00%	(396,790)	66.80%

OPERATING EXPENSES:
Accounting and audit		5,000	-71.43%		0.00%		0.00%		0.00%		0.00%		0.00%	5,000	-0.84%
Advertising		-	0.00%	8,520	-6.00%	12,840	-4.01%	21,360	-4.62%	3234	-4.62%	2541	-4.62%	27,135	-4.57%
Auto expense		300	-4.29%		0.00%		0.00%	-	0.00%		0.00%		0.00%	300	-0.05%
Bank fees		160	-2.29%		0.00%		0.00%	-	0.00%		0.00%		0.00%	160	-0.03%
Contract labor		920	-13.14%		0.00%		0.00%	-	0.00%		0.00%		0.00%	920	-0.15%
Décor - stores		-	0.00%	200	-0.14%	2,000	-0.63%	2,200	-0.48%	336	-0.48%	264	-0.48%	2,800	-0.47%
Postage and office supplies		4,400	-62.86%		0.00%		0.00%	-	0.00%		0.00%		0.00%	4,400	-0.74%
Processing fees - store CC sales		-	0.00%	1,990	-1.40%	2,996	-0.94%	4,986	-1.08%	756	-1.08%	594	-1.08%	6,336	-1.07%
Rent		4,000	-57.14%	19,519	-13.75%	12,363	-3.86%	31,882	-6.90%	4830	-6.90%	3795	-6.90%	44,507	-7.49%
Salaries and wages		57,500	-821.43%	25,500	-17.96%	25,500	-7.97%	51,000	-11.04%	7728	-11.04%	6072	-11.04%	122,300	-20.59%
Samples		850	-12.14%		0.00%		0.00%	-	0.00%		0.00%		0.00%	850	-0.14%
Supplies		1,360	-19.43%	800	-0.56%	1,100	-0.34%	1,900	-0.41%	287	-0.41%	226	-0.41%	3,773	-0.64%
Taxes - Payroll		5,190	-74.14%	2,295	-1.62%	2,295	-0.72%	4,590	-0.99%	693	-0.99%	545	-0.99%	11,018	-1.85%
Telephone		320	-4.57%	100	-0.07%	200	-0.06%	300	-0.06%	42	-0.06%	33	-0.06%	695	-0.12%
Utilities		1,200	-17.14%	1,250	-0.88%	1,100	-0.34%	2,350	-0.51%	357	-0.51%	280	-0.51%	4,187	-0.70%
Expenses not shown elsewhere		-	0.00%	460	-0.32%	600	-0.19%	1,060	-0.23%	161	-0.23%	126	-0.23%	1,347	-0.23%
Cash (over) / short		-	0.00%	650	-0.46%	1,000	-0.31%	1,650	-0.36%	252	-0.36%	198	-0.36%	2,100	-0.35%
Insurance		1,000	-14.29%	500	-0.35%		0.00%		0.00%		0.00%		0.00%	1,000	-0.17%
License fees		400	-5.71%		0.00%		0.00%		0.00%		0.00%		0.00%	400	-0.07%
Meals and entertainment		120	-1.71%		0.00%		0.00%		0.00%		0.00%		0.00%	120	-0.02%
Interest		2,400	-34.29%		0.00%		0.00%		0.00%		0.00%		0.00%	2,400	-0.40%
TOTAL OPERATING EXPENSES		85,120	-1216.00%	61,784	-43.51%	61,994	-19.37%	123,278	-26.68%	18,676	-26.68%	14,674	-26.68%	241,748	-40.70%

NET OPERATING LOSS		81,620	-1166.00%	(33,356)	23.49%	(152,406)	47.63%	(186,262)	40.32%	(28,224)	40.32%	(22,176)	40.32%	(155,042)	26.10%
Other (income) expense			0.00%		0.00%		0.00%		0.00%		0.00%		0.00%		0.00%

NET (INCOME) LOSS		81,620	-1166.00%	(33,356)	23.49%	(152,406)	47.63%	(186,262)	40.32%	(28,224)	40.32%	(22,176)	40.32%	(155,042)	26.10%

Depreciation														31,500	-5.30%

NET (INCOME)														(123,542)	20.80%

Projected Numbers - Year 2007										Fashion						Combined
								Trolley		Place		COMBINED		New		Total in Year
			Percent	Trolley	Percent	Gateway	Percent	and	Percent	and	Percent	TOTAL	Percent	Stores	Percent	2007, Including	Percent
		Studio	of Net	Retail	of Net	Retail	of Net	Gateway	of Net	Riverwood	of Net	YEAR	of Net	in	of Net	New Stores	of Net
ACCOUNT	DESCRIPTION	Opertions	Sales	Store	Sales	Store	Sales	Combined	Sales	Stores	Sales	2007	Sales	2007	Sales	in 2007	Sales
SALES		(20,000)	100.00%	(300,000)	100.00%	(600,000)	100.00%	(900,000)	100.00%	(1,070,000)	100.00%	(1,990,000)	100.00%	(1,610,000)	100.00%	(3,600,000)	100.00%

COST OF GOODS SOLD		10,000	-50.00%	99,000	-33.00%	198,000	-33.00%	297,000	-33.00%	353,100	-33.00%	660,100	-33.17%	531,300	-33.00%	1,191,400	-33.09%

GROSS PROFIT		(10,000)	50.00%	(201,000)	67.00%	(402,000)	67.00%	(603,000)	67.00%	(716,900)	67.00%	(1,329,900)	66.83%	(1,078,700)	67.00%	(2,408,600)	66.91%

OPERATING EXPENSES:
Accounting and audit		12,000	-60.00%		0.00%		0.00%		0.00%		0.00%	12,000	-0.60%		0.00%	12,000	-0.33%
Advertising			0.00%	18,000	-6.00%	24,060	-4.01%	42,060	-4.67%	49,969	-4.67%	92,029	-4.62%	75,187	-4.67%	167,216	-4.64%
Auto expense		858	-4.29%		0.00%		0.00%	-	0.00%		0.00%	858	-0.04%		0.00%	858	-0.02%
Bank fees		458	-2.29%		0.00%		0.00%	-	0.00%		0.00%	458	-0.02%		0.00%	458	-0.01%
Contract labor		2,628	-13.14%		0.00%		0.00%	-	0.00%		0.00%	2,628	-0.13%		0.00%	2,628	-0.07%
Décor - stores			0.00%	420	-0.14%	3,780	-0.63%	4,200	-0.47%	5,029	-0.47%	9,229	-0.46%	7,567	-0.47%	16,796	-0.47%
Postage and office supplies		12,572	-62.86%		0.00%		0.00%	-	0.00%		0.00%	12,572	-0.63%		0.00%	12,572	-0.35%
Processing fees - store CC sales			0.00%	4,200	-1.40%	6,480	-1.08%	10,680	-1.19%	11,556	-1.08%	22,236	-1.12%	18,193	-1.13%	40,429	-1.12%
Rent		12,000	-60.00%	22,000	-7.33%	30,000	-5.00%	52,000	-5.78%	50,000	-4.67%	114,000	-5.73%	83,398	-5.18%	197,398	-5.48%
Salaries and wages		110,000	-550.00%	58,000	-19.33%	60,000	-10.00%	118,000	-13.11%	105,000	-9.81%	333,000	-16.73%	182,252	-11.32%	515,252	-14.31%
Samples		2,500	-12.50%		0.00%		0.00%	-	0.00%		0.00%	2,500	-0.13%		0.00%	2,500	-0.07%
Supplies		4,200	-21.00%	1,680	-0.56%	2,040	-0.34%	3,720	-0.41%	4,387	-0.41%	12,307	-0.62%	6,601	-0.41%	18,908	-0.53%
Taxes - Payroll		9,680	-48.40%	5,220	-1.74%	5,400	-0.90%	10,620	-1.18%	9,450	-0.88%	29,750	-1.49%	16,422	-1.02%	46,172	-1.28%
Telephone		350	-1.75%	210	-0.07%	360	-0.06%	570	-0.06%	642	-0.06%	1,562	-0.08%	966	-0.06%	2,528	-0.07%
Travel		6,000	-30.00%		0.00%		0.00%	-	0.00%		0.00%	6,000	-0.30%		0.00%	6,000	-0.17%
Utilities		3,600	-18.00%	2,640	-0.88%	2,040	-0.34%	4,680	-0.52%	5,564	-0.52%	13,844	-0.70%	8,372	-0.52%	22,216	-0.62%
Expenses not shown elsewhere		1,000	-5.00%	1,500	-0.50%	15,000	-2.50%	16,500	-1.83%	15,000	-1.40%	32,500	-1.63%	21,895	-1.36%	54,395	-1.51%
Cash (over) / short			0.00%	1,380	-0.46%	1,860	-0.31%	3,240	-0.36%	3,317	-0.31%	6,557	-0.33%	5,313	-0.33%	11,870	-0.33%
Insurance		3,000	-15.00%	1,050	-0.35%	1,050	-0.18%	2,100	-0.23%	2,461	-0.23%	7,561	-0.38%	3,703	-0.23%	11,264	-0.31%
License fees		1,200	-6.00%		0.00%		0.00%		0.00%		0.00%	1,200	-0.06%		0.00%	1,200	-0.03%
Meals and entertainment		360	-1.80%		0.00%		0.00%		0.00%		0.00%	360	-0.02%		0.00%	360	-0.01%
Interest		45,000	-225.00%		0.00%		0.00%		0.00%		0.00%	45,000	-2.26%		0.00%	45,000	-1.25%
TOTAL OPERATING EXPENSES		227,406	-1137.03%	116,300	-38.77%	152,070	-25.35%	268,370	-29.82%	262,375	-24.52%	758,151	-38.10%	429,869	-26.70%	1,188,020	-33.00%

NET OPERATING (INCOME) LOSS
BEFORE DEPRECIATION		217,406	-1087.03%	(84,700)	28.23%	(249,930)	41.66%	(334,630)	37.18%	(454,525)	42.48%	(571,749)	28.73%	(648,831)	40.30%	(1,220,580)	33.91%

Depreciation																107,000	-2.97%

NET (INCOME)																(1,113,580)	30.93%

Expansion Costs Breakdown

BLACK CHANDELIER:
Leasehold Improvements, Furniture, and Equipment
2 each 42in plasma displays	$4,000
AV Installation/Wiring	$5,000
Network Equipment	$500
Laser Printer	$450
Phone	$100
Fitting Room Waiting Area Furniture	$500
1 custom made black chandelier	$3,000
2 POS systems with software	$7,000
2 Inventory Scan Guns	$800
4 Wireless IP Surveillance Camera	$1,200
4 Mannequins	$1,200
Construction/Signage/Facade (after avg. $50K Tenant Improvement Allowance)	$80,000
Sound System	$5,000
Display Equipment/Shelving	$10,000
Sales Podium	$2,000
Roach Habitat	$500

Startup Inventory
Starting Inventory	$80,000
Customer Shopping Bags	$2,000
Decor	$2,000

Startup Marketing and Advertising
Startup Marketing Materials/Mailings	$15,000
Pre-Opening Advertising	$20,000
Grand Opening Event	$10,000

Other Nonrecurring Costs
Licensing	$2,000
IT setup	$2,500
Starting Office/Cleaning Supplies	$500
1 Startup Window Dress Scheme	$1,500
Startup Training Labor Expenses	$5,000
TOTAL	$261,750

LANDIS AVEDA
LIFESTYLE SALON

LANDIS LLC
Profit & Loss
January through August 2006

Jan - Aug 06

Ordinary Income/Expense
Income
4160 · Other Income	0.00
4000 · Sales
4001 · Sales - Salon	575,986.44
4005 · Sales - Retail	283,860.01
Total 4000 · Sales	859,846.45
4150 · Discounts, Refunds, Returns
4151 · Discounts, Refunds - Salon	-17,838.33
4151-1 · Store Credit Discounts	-1,067.20
4155 · Discounts, Refunds - Retail	-10,283.50
Total 4150 · Discounts, Refunds, Returns	-29,189.03
Total Income	830,657.42
Cost of Goods Sold
5000 · Cost of Sales
5110 · Service Cost of Sales
5112 · Products - Professional	37,464.41
Total 5110 · Service Cost of Sales	37,464.41
5105 · Retail Cost of Sales
5107 · Products - Retail	126,645.03
5105 · Retail Cost of Sales - Other	19,728.00
Total 5105 · Retail Cost of Sales	146,373.03
Total 5000 · Cost of Sales	183,837.44
Total COGS	183,837.44
Gross Profit	646,819.98
Expense
8119 · Legal Exp	2,173.00
6000 · Selling Expenses
6121 · P/R - Selling Exp - Manual Chks
6121-2 · P/R Selling Exp.-Pay Commission	0.00
6121 · P/R - Selling Exp - Manual Chks - Other	0.00
Total 6121 · P/R - Selling Exp - Manual Chks	0.00
6107 · Bonus	40.00
6110 · Contract Labor	61,885.93
6112 · Education	7,035.87
6120 · Payroll - Selling Expense
6120-3 · P/R Selling Exp.-Bonus	2,362.03
6120-2 · P/R Selling Exp.-Pay Commission	133,546.55
6120-1 · P/R Selling exp.-Non Commission	103,163.29
6120 · Payroll - Selling Expense - Other	0.00
Total 6120 · Payroll - Selling Expense	239,071.87
6125 · Payroll Taxes - Selling Expense	26,958.63
6134 · Supplies - Selling expense	4,424.79
6138 · Tools & Equipment	469.34
Total 6000 · Selling Expenses	339,886.43
7000 · Advertising & Promotion
7103 · Advertising and Promotion	40,373.92
7140 · Testers	517.52
Total 7000 · Advertising & Promotion	40,891.44
8000 · General and Administrative
8135 · Taxes - Sales - Use	648.76
8120 · Payroll - Administrative Expens
8120-1 · Payroll - Admin.	66,307.66
8120-2 · Payroll - Bonus	1,162.02
8120-3 · Payroll - RDS Accrual	8,250.00
Total 8120 · Payroll - Administrative Expens	75,719.68
8114 · Insurance
8114-4 · Ins. - Medical - P/R Deductions	-2,652.06
8114-3 · Insurance - Medical	8,957.20
8114-2 · Insurance - Workers Compensatio	2,649.22
8114-1 · Insurance - General Business	1,286.25
Total 8114 · Insurance	10,240.61
8109 · Cash Over/Short (Store Registr)	2,777.61
8115 · Janitorial Service	1,035.00
8121 · P/R - Admin Exp - Manual Chks	1,864.42
81121 · Employee Incentives	402.91
81131 · Finance Charges & Late Fees	1,807.19
8101 · Accounting, Consult, & Legal	7,219.75
8102 · Auto Expense	196.01
8103 · Bad Checks - Writeoff	372.13
8104 · Bank Fees	893.49
8108 · Business Promotion	15,245.48
8110 · Computers Lease & Expense	6,436.21
8111 · Contributions
8111-1 · Contributions - Charitable	2,872.00
Total 8111 · Contributions	2,872.00
8112 · Decor	1,613.39
8113 · Fees and Permits	233.01
8116 · Meals & Entertainment	2,525.00
8117 · Merchant Fees - Cr. Card	16,566.38
8118 · Miscellaneous	1,376.92
8122 · Payroll Fees - Admin. Expense	1,049.99
8125 · Payroll Taxes - Admin . Expense	9,252.79
8126 · Postage & Shipping	996.40
8127 · Rent - Building	51,043.86
8129 · Repairs and Maintenance	3,316.83
8131 · Small Equipment	329.65
8132 · Subscriptions & Dues	1,865.05
8133 · Supplies-Office Exp. - Admin.	3,834.45
8136 · Taxes - Property	2,684.00
8137 · Taxes - Misc. & Licenses	22.00
8138 · Telephone	3,165.32
8141 · Travel
81412 · Travel - Lodging	3,564.57
81413 · Travel - Meals	786.89
81414 · Travel - Vehicle & Mileage	454.74
81415 · Travel - Air	3,256.88
8141 · Travel - Other	6.00
Total 8141 · Travel	8,069.08
8142 · Utilities	7,531.68
Total 8000 · General and Administrative	243,207.05
Total Expense	626,157.92
Net Ordinary Income	20,662.06
Other Income/Expense
Other Income
9000 · Other Income/(Expense)
9030 · Other Income	140.00
9010 · Interest Income	27.58
Total 9000 · Other Income/(Expense)	167.58
Total Other Income	167.58
Other Expense
Void Checks	0.00
9100 · Other Expense
9110 · Interest Exp. -Capit. Equip Lse	1,888.38
9120 · Interest Expense - Other	4,294.71
Total 9100 · Other Expense	6,183.09
9130 · Depreciation Expense	27,000.06
Total Other Expense	33,183.15
Net Other Income	-33,015.57
Net Income	-12,353.51

Schedule D
Landis, LLC
Projected Earnings

	Sept-Dec 2006	2007	2008	2009	2010	Terminal
REVENUES
Net Sales-Salon	$371,652	$1,246,001	$1,482,311	$1,603,152	$1,681,027	$1,751,283
Net Sales-Retail	182,117	588,140	682,017	720,074	742,968	774,019
Total Net Sales	553,769	1,834,141	2,164,329	2,323,226	2,423,995	2,525,303
Cost of goods sold-Salon	158,888	532,689	633,716	685,378	718,671	748,707
Cost of goods sold-Retail	96,141	310,484	360,042	380,132	392,218	408,610
Total cost of goods sold	255,029	843,172	993,758	1,065,510	1,110,889	1,157,317
Gross Profit	298,740	990,969	1,170,571	1,257,716	1,313,106	1,367,985

OPERATING EXPENSES
Selling expense - Variable	6,844	22,670	26,751	28,714	29,960	31,212
Selling expense - Fixed	61,676	190,909	229,752	248,482	260,552	268,836
Advertising & Promotion	23,055	76,362	90,109	96,724	100,920	105,138
Sales Tax	611	2,024	2,388	2,563	2,675	2,786
Payroll	38,396	115,189	118,852	122,630	126,529	130,552
Insurance	2,667	8,000	8,254	8,517	8,787	9,067
Janitorial Service	251	754	778	803	828	855
P/R	1,243	3,729	3,847	3,970	4,096	4,226
Employee Incentive	105	471	486	501	517	534
Finance Charges	595	1,786	1,843	1,901	1,962	2,024
Accounting, Consult, & Legal	2,407	7,220	7,449	7,686	7,931	8,183
Auto Expense	122	366	377	389	402	414
Bad Check Write Off	350	1,161	1,370	1,470	1,534	1,598
Bank Fees	577	1,731	1,786	1,843	1,901	1,962
Business Promotion	9,070	30,040	35,448	38,051	39,701	41,361
Computers Lease & Expense	3,445	10,335	10,663	11,002	11,352	11,713
Décor	689	2,067	2,133	2,201	2,271	2,343
Fees and Permits	139	418	431	445	459	474
Meals & Entertainment	1,271	3,812	3,933	4,058	4,187	4,320
Merchant Fees- Cr. Card	12,900	42,726	50,417	54,119	56,466	58,826
Miscellaneous	918	2,754	2,841	2,932	3,025	3,121
Payroll Fees	679	2,250	2,655	2,850	2,973	3,097
Payroll Taxes	4,801	14,403	14,861	15,334	15,821	16,324
Postage and Shipping	664	1,993	2,056	2,122	2,189	2,259
Rent - Building	21,214	63,642	65,665	67,753	69,907	72,130
Repairs and Maintenance	1,936	5,808	5,993	6,184	6,380	6,583
Small Equipment	154	461	476	491	507	523
Subscriptions & Dues	867	2,602	2,684	2,770	2,858	2,949
Supplies - Office Exp.	2,537	8,402	9,915	10,643	11,105	11,569
Taxes	902	2,706	2,792	2,881	2,972	3,067
Telephone	1,180	3,539	3,652	3,768	3,888	4,011
Travel	167	500	516	532	549	567
Utilities	3,648	10,943	11,291	11,650	12,021	12,403
Total Operating Expenses	206,080	641,773	722,466	765,979	797,225	825,025

OTHER INCOME/(EXPENSE)
Interest	(3,119)	(9,358)	(9,655)	(9,962)	(10,279)	(10,606)
Depreciation	(13,412)	(45,986)	(50,155)	(49,521)	(50,794)	(48,418)
Other	93	280	289	298	308	317
Total Other Income/(Expense)	(16,438)	(55,064)	(59,522)	(59,186)	(60,765)	(58,707)

NET INCOME	$76,222	$294,132	$388,583	$432,552	$455,116	$484,253

Incremental Personal Income Taxes for Pass-through Entity	(12,958)	(50,002)	(66,059)	(73,534)	(77,370)	(82,323)

Net Income After Taxes	$63,264	$244,130	$322,524	$359,018	$377,746	$401,930

Expansion Costs Breakdown

LANDIS:
Leasehold Improvements, Furniture, and Equipment
Salon Service Equipment and Furniture	$22,000
Wall Fixtures/Stations, Podium, Other Fixtures, Gondola Unit	$12,000
Sundry Salon Service Equip	$1,300
Phone System (installed)	$4,000
Dishwasher, Washer/Dryer	$2,400
Breakroom Equipment/Supplies (Refrigerator, Microwave)	$750
Waiting Area Furniture (Coffe Table, Chairs, Mirrors)	$3,600
2 POS Systems with Software	$7,000
4 Wireless IP Surveillance Camera	$1,200
Admin Workstation PC with software	$2,500
Laser Printer	$450
3 42in Plasma TVs	$6,000
Desks/Cabinets/Shelving for admin office	$1,500
Construction/Signage/Facade (after avg. $75K Tenant Improvement Allowance)	$150,000

Startup Inventory
Starting Product Inventory	$65,000
Robes	$2,450
Customer Shopping Bags	$2,000
Decor	$4,000

Startup Marketing and Advertising
Pre-Opening Advertising	$20,000
Grand Opening Event	$10,000
Startup Marketing Materials/Mailings	$15,000

Other Nonrecurring Costs
Licensing	$6,000
Muzak	$2,400
IT setup	$2,500
Starting Office/Cleaning Supplies	$500
Startup Training Labor Expenses	$8,000
TOTAL	$352,550